UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         OCTOBER 8, 2004
                                                      --------------------



                    OIL-DRI CORPORATION OF AMERICA
------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


         DELAWARE                    0-8675              36-2048898
---------------------------     ------------------     ----------------
     (State or other            (Commission File        (IRS Employer
     jurisdiction of                 Number)           Identification
      incorporation)                                        No.)


     410 NORTH MICHIGAN AVENUE
             SUITE 400
         CHICAGO, ILLINOIS                                  60611-4213
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  (Address of principal executive                           (Zip Code)
              offices)

Registrant's telephone number, including area code     (312) 321-1515
                                                    ----------------------

--------------------------------------------------------------------------
    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written   communications   pursuant   to  Rule  425   under  the
       Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement   communications   pursuant  to  Rule  14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement   communications   pursuant  to  Rule  13e-4(c)
       under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) Not applicable.

(b) In connection with the appointment of Andrew N. Peterson as Vice President and Chief Financial Officer of Oil-Dri Corporation of America (the "Registrant"), discussed in Item 5.02(c) below, the Registrant terminated Jeffrey M. Libert from that position on October 8, 2004. Mr. Libert remains an employee of the Registrant.

(c) The Registrant appointed Andrew N. Peterson as Vice President and Chief Financial Officer on October 8, 2004, replacing Jeffrey M. Libert. Mr. Peterson, who is 52 years old, joins the Registrant from Barjan Products, LLC, a consumer products manufacturing and distribution company, where he served as Chief Financial Officer and Vice President, Operations. Prior thereto, Mr. Peterson had served from 2000 to 2002 as the Chief Financial Officer and Chief Operating Officer of Cognitive Concepts, Inc. (an early literacy software developer) and from 1999 to 2000 as the Chief Financial Officer of PCQuote.com (an Internet-based provider of trading markets information and tools). Mr. Peterson began his business career with Duplex Products, Inc. (a printing manufacturing and distribution company), where he held positions of increasing responsibility over a 16-year tenure, culminating with the position of Chief Financial Officer.

    Mr. Peterson holds a B.S. in Accounting and Finance and an M.B.A. from Northern Illinois University. He is a Certified Public
    Accountant in Illinois.

(d) Not applicable.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) None.

(b) None.

(c) Exhibits:

Exhibit
Number                        Description of Exhibits
--------        ---------------------------------------------------

   99.1         Press Release of Registrant dated October 12, 2004.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OIL-DRI CORPORATION OF AMERICA



                          By: /s/  Charles P. Brissman
                              --------------------------------
                              Charles P. Brissman
                              Vice President and General Counsel




Date: October 12, 2004

                             Exhibit Index

Exhibit
Number                        Description of Exhibits
-------         ----------------------------------------------------

   99.1         Press Release of Registrant dated October 12, 2004.

                                         Exhibit  99.1

RELEASE:   Immediate                     CONTACT:  Kathy Arford
                                                   312-706-3274


   ANDREW N. PETERSON JOINS OIL-DRI AS VICE PRESIDENT AND CHIEF
                         FINANCIAL OFFICER

CHICAGO - October 12, 2004 - Oil-Dri Corporation of America
(NYSE: ODC) announced today that Andrew N. Peterson has joined the company as Vice President and Chief Financial Officer.

"With the company's strategic focus on operational excellence, Oil-Dri is relying on the leadership of the CFO more than ever," said Daniel S. Jaffee, President and Chief Executive Officer. "I am pleased to have Andy join our team. He brings more than 25 years of financial and operating experience to Oil-Dri."

Most recently, Peterson was CFO with responsibility for operations at Barjan Products, LLC, a multi-location distributor to travel centers and mass merchandisers. He also held several positions, including CFO, for eight of his 16 years with Duplex Products, Inc., a publicly held printing company with $300 million in revenue.

Peterson, 52, is a Certified Public Accountant and earned his undergraduate and MBA degrees from Northern Illinois University.

"With his strong leadership skills and experience in companies with significant growth, Andy will be an excellent fit for Oil-Dri," added Jaffee. "We look forward to his contribution to our team. This move demonstrates Oil-Dri's continued commitment to growth and excellence.

"The Board and I want to express our gratitude to Jeffrey M. Libert, Peterson's predecessor," said Jaffee. "He is handing over the reins at a time when our balance sheet is very strong and our income statement is heading in the right direction. It is our sincere hope that together we will carve out new responsibilities that are meaningful for him and the company."


                                ###

===================================================================


Oil-Dri Corporation of America is the world's largest manufacturer of cat litter and a leading supplier of specialty sorbent products for industrial, automotive, agricultural, horticultural and specialty markets.

This release contains certain forward-looking statements regarding the company's expected performance for future periods, and actual results for such periods might materially differ.
Such forward-looking statements are subject to uncertainties which include, but are not limited to, competitive factors in the consumer market; the level of success in implementation of price increases and surcharges; changes in overall agricultural demand; changes in the market conditions, the overall economy, energy prices, and other factors detailed from time to time in the company's annual report and other reports filed with the Securities and Exchange Commission.